EXHIBIT 5
                               Form of Application

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[Phoenix Home Life logo]                           Variable Annuity Application

[box] Phoenix Home Life Mutual Insurance Company
[box] PHL Variable Insurance Company
    For Main Administrative Office Use Only: Case Contract Number _____________

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
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                             Primary Annuitant                       Contingent Annuitant   (Use if Annuitant & Owner are different)
                             ------------------------------------------------------------------------------------------------------
                             Name                                    Name
                             ------------------------------------------------------------------------------------------------------
1 Annuitant(s)               Address (No., Street)                   Address (No., Street)
  If no Contract Owner       ------------------------------------------------------------------------------------------------------
  is specified below,        (City, State, Zip Code)                 (City, State, Zip Code)
  the Annuitant will be      ------------------------------------------------------------------------------------------------------
  the Contract Owner.        Phone           Social Security Number  Phone                                Social Security Number
                             ------------------------------------------------------------------------------------------------------
                             Sex             Date of Birth           Sex                                  Date of Birth
                             [box]Male [box] Female                     [box]Male [box]Female
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                             Contract Owner                          Joint Owner (Between spouses only)
2 Contract                   ------------------------------------------------------------------------------------------------------
  Owner(s)                   Name                                    Name
  Complete only if           ------------------------------------------------------------------------------------------------------
  different from             Address (No., Street)                   Address (No., Street)
  Annuitant.                 ------------------------------------------------------------------------------------------------------
                             (City, State, Zip Code)                 (City, State, Zip Code)
                             ------------------------------------------------------------------------------------------------------
                             Phone           Social Security Number  Phone                                Social Security Number
                             ------------------------------------------------------------------------------------------------------
                             Sex             Date of Birth           Sex                                  Date of Birth
                             [box] Male [box] Female                     [box] Male [box] Female
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                             Annuitant's Primary Beneficiary         Relationship to Annuitant
                             (If Corporate Plan, must be Trustee)
3 Beneficiary                Annuitant's Contingent Beneficiary      Relationship to Annuitant
  Designations               -------------------------------------------------------------------------------------------------------
                             Owner's Beneficiary (Complete           Relationship to Owner
                             ONLY if owner differs from annuitant)
                             -------------------------------------------------------------------------------------------------------
                             Owner's Contingent Beneficiary          Relationship to Owner
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                             [box] Non-Qualified     [box] Qualified     [box] Qualified Replacement (Complete Section 9)
                             [box[ IRA:     [box] Regular Contributory    [box] Direct Rollover     [box] Transfer
                                   Tax year to which contributions apply __________________     [box] Owner acknowledges receipt of
                                                                                                      PHL Disclosure Statement
                             [box] Simplified Employee Pension IRA (attach IRS Form 5305-SEP or Phoenix Prototype)
                             [box[ Owner acknowledges receipt of PHL
4 Type of Plan               Disclosure Statement
                             [box] Section 401 Corporate Plan (Include Form PT 352); [box] Corp,  [box] Keogh,
                             [box] Profit Sharing,  [box] Money Purchase
                             [box] Section 403(b) TSA - Employer must sign as Applicant and states that it is an educational organization as described in Internal Revenue Code section 170(b)(1)(A)(ii); a tax-exempt organization as described in Code section 501(c)(3); or a State, political subdivision of a State or an agency or instrumentality of one of the foregoing. (The Employer further states that only amounts deferred by the
                             Owner/Annuitant under a salary reduction agreement with the Employer will be applied to this annuity contract.)
                             [box] Section 457 Deferred Compensation Plan - Owner states that it is an "eligible employer," as defined in (section symbol)457(e)(1) of the Internal Revenue Code, and will remain the sole owner of any contract issued under this application until distributed under the terms of the plan.
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                             [box] Deferred     [box] Immediate:     Maturity Date _______________   Payout Option ________________
                             Initial Purchase Payment: $ __________________
                             Subsequent purchase payments will be flexible unless otherwise noted as follows: $_____________
5 Annuity Type &             [box] Annual     [box] Semi-Annual   [box] Quarterly     [box] Monthly     [box] Check-O-Matic
  Purchase                   [box] Billing Notices are requested. Send bills to:
  Payments;                  Name: ____________________________________________________________________________
  Annual                     Address: _________________________________________________________________________
  Administrative             Note: If Check-O-Matic has been elected, please complete the authorization form and include a void
  Charge                           check.
                             -------------------------------------------------------------------------------------------------------
                             The Annual Administrative Charge is due at the end of each year on the anniversary date. A reminder notice will be sent only if no other billing notices have been requested above and if the following box is checked.
                             [box] Please send a reminder notice for annual administrative charge in lieu of any other billing notice.
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OL 2115                                                                                                                        1-95

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6 Sub-Account                ________ % Growth         ________ % Total Return   ________ % GIA              ________ % Other
  Allocation                 ________ % International  ________ % Balanced       ________ % Other            ________ % Other
  Use full percentages       ________ % Money Market   ________ % Bond           ________ % Other            ________ % Other
  (Must equal 100%).
                             TEMPORARY MONEY MARKET ALLOCATION  [box] Yes [box] No    If yes, I elect to temporarily allocate my
                             premiums to the Money Market sub-account until termination of the Right to Cancel period as stated in the policy.
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                             a. Transfer Amount $ _____________ ($2,000 Minimum in sending Sub-account) over a _____________ month period (18 months minimum if GIA).
                             b. Select one deposit sub-account: that transfers will be made from:
                                [box] Growth        [box] Money Market [box] Balanced [box] GIA
7 Dollar Cost                   [box] International [box Total Return  [box] Bond     [box] Other ________________________
  Averaging                  c. Indicate Frequency of Transfer  [box] Monthly  [box] Quarterly  [box] Semi-Annual [box] Annual
                             d. Select the Sub-accounts that will receive Transfers
                                Sub-Account          Transfer Amount            Sub-Account       Transfer Amount
                                _________________    $___________________       _______________   $____________________
                                _________________    $___________________       _______________   $____________________
                                _________________    $___________________       _______________   $____________________
                                _________________    $___________________       _______________   $____________________
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8 Telephone                  [box] Yes [box] No     Telephone transfers and changes in payment allocation are subject to the terms
  Transfers and              of the Prospectus. If you check the "yes" box, telephone orders will be accepted from you and your
  Change in                  registered representative and you agree that, because we cannot verify the authenticity of telephone
  Payment                    instructions, we will not be liable for any loss caused by our acting on telephone instructions, unles
  Allocation                 caused by our gross negligence.
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9 Replacement                Will the proposed contract replace any existing annuity or life insurance? [box] Yes [box] No.
                             If yes, list company name, plan and year issued in Section 12.
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10 Maturity Date             The Maturity Date shall be the latest date allowed under the terms of the contract unless earlier date
   (Optional)                noted as follows (the latest allowable date for IRA and TSA qualified plans is age 70-1/2): __________
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11 Statement of Additional Information - [box] Please send a Statement of Additional Information
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12 Miscellaneous             ______________________________________________________________________________________________________
   Instructions/             ______________________________________________________________________________________________________
   Comments                  ______________________________________________________________________________________________________
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13                           Any contract issued hereunder in the state of Missouri or Oklahoma shall be considered a Missouri or
                             Oklahoma contract respectively and its terms, including those concerning the receiving of information by the agent, shall be construed in accordance with the laws of the state of Missouri or Oklahoma respectively.
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                             All statements on this application are true to the best of our knowledge and belief. Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. We
14 Statement of              agree that this application shall be part of the annuity contract. We hereby verify our understanding
   Owner/                    that all payments and values provided by the contract, when based on investment experience of the Fund,
   Applicant and             are variable and not guaranteed. We acknowledge receipt of current prospectuses for the Variable
   Annuitant                 Annuity and the Fund.

                             Signed at _______________________________________________________ On _________________________________
                                       (CITY, STATE)                                              (DATE)

                             Under penalty of perjury, I (the owner) certify that my Social Security/Taxpayer ID number is correct as it appears on this application.

                             Signature of Annuitant _______________________________________________________________________________

                             Signature of Owner or Applicant (if other than annuitant). ___________________________________________
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                             Will this contract replace any existing insurance or annuity?     [box] Yes     [box] No
                             This replacement is meant to be a tax-free exchange under Section 1035:  [box] Yes  [box] No
15 Statement of              If "yes", please give particulars above in #12. The Agent hereby certifies that the Owner signed this
   Representative            application in his/her presence; he/she has truly and accurately recorded on this form the information supplied by the proposed annuitant; and that he/she is qualified and authorized to discuss the contract herein applied for.

                             _________________________________________________________     _______________________________________
                                    REPRESENTATIVE'S SIGNATURE                                               DATE
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                             Representative's Name       Rep # _______________ % Share ____________
                             Representative's Name       Rep # _______________ % Share ____________
16 Representative            Representative's Name       Rep # _______________ % Share ____________
   Information Use           Service Address: _____________________________________________________
   full percentages          (City,  State, Zip Code) ______________________________________   Rep. Tel. No. (_____)____________
   (Must equal 100%)         Broker/Dealer Name ______________________________________         Broker/Dealer # ________________
                             Broker/Dealer (City, State) _____________________________    Agency # __________ Branch # __________
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Send completed form - with a check payable to Phoenix Home Life Companies to: Variable Products Operations, Phoenix Home Life, P.O.
Box 942, Greenfield, MA 01302-0942
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